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                                                                    EXHIBIT 99.1


                      [LETTERHEAD OF COOPERS & LYBRAND]


February 9, 1998


Mr. F. L. Kirby
The Global Opportunity Fund, L.P.
C/O Rodman & Renshaw, Inc.
233 South Wacker Drive
Suite 4500
Chicago, IL  60606

Dear Mr. Kirby:

This is to confirm that the client-auditor relationship between The Global Opportunity Fund, L.P. (Commission File Number 0-22640) and Coopers & Lybrand L.L.P. has ceased.

Very truly yours,

/s/ Coopers & Lybrand L.L.P.

Coopers & Lybrand L.L.P.



cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 11-3
     450 Fifth Street, N.W.
     Washington, D.C.  20549